Exhibit 10.1.2
AMENDMENT NO. 2
TO AMENDED AND RESTATED ABL CREDIT AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED ABL CREDIT AGREEMENT, dated December 23, 2019 (this "Amendment No. 2"), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent and Collateral Agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "Agent"), the parties to the Credit Agreement as lenders (individually, each a "Lender" and collectively, "Lenders"), COFFEYVILLE RESOURCES REFINING & MARKETING, LLC, a Delaware limited liability company ("Refining LLC"), CVR REFINING, LLC, a Delaware limited liability company ("CVR LLC"), COFFEYVILLE RESOURCES PIPELINE, LLC, a Delaware limited liability company ("Pipeline LLC"), COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC, a Delaware limited liability company ("Transportation LLC"), COFFEYVILLE RESOURCES TERMINAL, LLC, a Delaware limited liability company ("Terminal LLC"), WYNNEWOOD ENERGY COMPANY, LLC, a Delaware limited liability company ("Wynnewood Energy"), WYNNEWOOD REFINING COMPANY, LLC, a Delaware limited liability company ("Wynnewood Refining"), CVR LOGISTICS, LLC, a Delaware limited liability company ("CVR Logistics" and, together with Refining LLC, CVR LLC, Pipeline LLC, Transportation LLC, Terminal LLC, Wynnewood Energy and Wynnewood Refining, each individually a "Borrower" and, collectively, "Borrowers"), CVR REFINING, LP, a Delaware limited partnership (the "MLP" or "Company") and COFFEYVILLE FINANCE, INC., a Delaware corporation ("CVR Holdings") and CVR SERVICES, LLC, a Delaware limited liability company ("FinCo", and together with MLP, each a "Guarantor" and, collectively, "Guarantors").

WITNESSETH:

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated ABL Credit Agreement, dated as of December 20, 2012, by and among Agent, Lenders, Borrowers and Guarantors (as amended by Amendment No. 1 to Amended and Restated ABL Credit Agreement, dated November 14, 2017, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and the other Credit Documents and have agreed to amend the Credit Agreement pursuant to the terms and conditions of this Amendment No. 2;

WHEREAS, whereas Borrowers have asked the Agent to agree to certain amendments to the Credit Agreement pursuant to Section 13.12(d)(y) thereof, which permits the Agent and the Credit Parties to amend the Credit Agreement to the extent they jointly identify an ambiguity, inconsistency, obvious error or any error or omission of a technical or immaterial nature in any provision thereof;

WHEREAS, Agent is willing to agree to such amendments, subject to the terms and conditions of the Credit Agreement, including, without limitation, Section 13.12(d)(y) thereof and the condition therein that states that such amendments shall become effective without any further consent of any other party to any Credit Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 2.

2.Amendment of Credit Agreement.

(a)The definitions of "Borrowing Base", "Payment Conditions" and "Qualified Debt Conditions" are amended, and Sections 10.04(q), 10.04(r) and 15.01 are amended, in each case, by inserting immediately after the text "Test Period then most recently ended", the following text: "for which financial statements have been (or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,".

(b)The definition of "Calculation Period" is amended by replacing "delivered to the Lenders pursuant to this Agreement" with the following text: "(or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,".

(c)The definition of "First Purchaser Reserve" is amended by inserting, immediately after the text "for the most recently ended Test Period", the following text: "for which financial statements have been (or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,".

(d)Section 10.07(a) is amended by: (i) replacing the text "for which financial statements are available" with the text "for which financial statements have been (or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,"; (ii) replacing the text "for which financial statements first become available" with the text "for which financial statements have been (or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,"; and (iii) replacing the text "for which financial statements are required to be delivered" with the text "for which financial statements have been (or are required to be) delivered pursuant to Sections 9.01(b) or (c), as applicable,".

3. Representations and Warranties. Each Borrower and each Guarantor represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 2;

(b)this Amendment No. 2 has been duly authorized, executed and delivered by all necessary corporate, limited liability company or limited partnership, as applicable, action on the part of each Borrower and each Guarantor which is a party hereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c)the execution, delivery and performance of this Amendment No. 2 by each Borrower and each Guarantor (i) are all within its corporate, limited liability company or limited partnership powers, as applicable, and (ii) are not in contravention of law or the terms of its certificate or articles of incorporation of formation, by laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which it is a party or by which it or its property are bound; and

(d)all of the representations and warranties set forth in the Credit Agreement and the other Credit Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects on any such date).

4. Conditions to Effectiveness. This Amendment No. 2 shall be effective only upon the later to occur of the following conditions (the "Amendment No. 2 Effective Date") and otherwise without any further action or consent of any other party to any Credit Document:

(a)Agent shall have received counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers and Guarantors; and

(b)the Required Lenders shall not have objected to this Amendment No. 2 in writing to Agent on or prior to December 31, 2019 in accordance with Section 13.12(d)(y) of the Credit Agreement.

Agent shall notify the Company and the Lenders promptly upon the earlier to occur of (i) the Amendment No. 2 Effective Date and (ii) receipt of written objection from the Required Lenders to this Amendment No. 2.

5.Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Documents are intended or implied, and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Credit Documents, the terms of this Amendment No. 2 shall control. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.

6.No Novation. The amendment of the Credit Agreement pursuant to this Amendment No. 2 shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations and other obligations and liabilities of Borrowers and Guarantors evidenced by or arising under the Credit Agreement or any of the other Credit Documents and each Borrower and each Guarantor confirms and agrees that it continues to remain liable for all such Obligations and other obligations and liabilities, and the liens and security interests in the Collateral of Agents and Lenders securing such Obligations and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of Agent for the benefit of Lenders.

7.Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York.

8.Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.Entire Agreement. This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

10.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

11.Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission (including by e-mail pdf transmission) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission (including by e-mail pdf transmission) shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Agent and a Lender

By: ______________________
Name: Ryan Tozier
Title: Vice President

BORROWERS

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

CVR REFINING, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

COFFEYVILLE RESOURCES PIPELINE, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

COFFEYVILLE RESOURCES TERMINAL, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

WYNNEWOOD ENERGY COMPANY, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

WYNNEWOOD REFINING COMPANY, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

CVR LOGISTICS, LLC
By: ______________________
Name: Tracy D. Jackson
Title: EVP and CFO

GUARANTORS

CVR REFINING, LP
BY CVR REFINING GP, LLC, ITS GENERAL PARTNER
By: ______________________
Name: Melissa M. Buhrig
Title: EVP, General Counsel & Secretary

COFFEYVILLE FINANCE INC.
By: ______________________
Name: Melissa M. Buhrig
Title: EVP, General Counsel & Secretary